UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 24, 2008

Frontier Airlines Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51890	20-4191157
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Tower Road, Denver, Colorado	80249
(Address of principal executive offices)	(Zip Code)

720-374-4200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On January 24, 2008, Frontier Airlines Holdings, Inc. issued a press release announcing its financial results for its third fiscal quarter ending December 31, 2007. A copy of the press release dated January 24, 2008 entitled "Frontier Airlines Reports Fiscal Third Quarter 2008 Results" is attached hereto as Exhibit 99.01.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Item 99.01	Press Release dated January 24, 2008 entitled "Frontier Airlines Reports Fiscal Third Quarter 2008 Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized..

FRONTIER AIRLINES HOLDINGS, INC

Date: January 24, 2008	By: /s/ Sean E. Menke
Its: President and CEO

By: /s/ Paul H. Tate
Its: CFO